Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 12, 2003, by and among Cambridge Heart, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the undersigned (together with their affiliates, the “Initial Investors”).

WHEREAS:

A.                                   In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred”), and (ii) warrants (the “Warrants”) to acquire shares of Series A Preferred.

B.                                     To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

1.                                       DEFINITIONS.

(a)                                  As used in this Agreement, the following terms shall have the following meanings:

(i)            “Investors” means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(ii)           “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iii)          “Registrable Securities” means (A) the Company’s Common Stock, par value $.001 per share (the “Common Stock”) issuable upon conversion of the Series A Preferred purchased by the Initial Investors or their assignees at the Closing (as defined in the Securities Purchase Agreement), (B) the Common Stock issuable upon conversion of the Series

A Preferred issuable upon exercise of or otherwise pursuant to the Warrants, or (C) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.

(iv)          “Registration Statement” means a registration statement of the Company under the Securities Act.

(b)                                 Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.                                       REGISTRATION.

(a)           Mandatory Registration.  The Company shall prepare promptly and file with the SEC as soon as practicable, but in no event later than thirty (30) days from the date hereof (the “Filing Date”) a Registration Statement on Form S-2 (or, if Form S-2 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent, not to be unreasonably withheld, of the Investors) covering the resale of the Registrable Securities.  The Registration Statement filed hereunder, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions.  The Registrable Securities included in the Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investors and their counsel prior to its filing or other submission.

(b)           Underwritten Offering.  If any offering pursuant to the Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors if they are still holding Registrable Securities, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.  Notwithstanding the foregoing, if the offering does not involve an underwritten offer, the Investors shall not be entitled to require that the offering be underwritten.

(c)           Registration Statement Filing.  The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as reasonably practicable. At the time of effectiveness, the Company shall ensure such Registration Statement covers all of the Registrable Securities.  The Company shall use its best efforts (i) to cause such Registration Statement covering all of the Registrable Securities to be declared effective by the SEC on or before the one hundred twentieth (120th) day following the Closing Date (the “Registration Deadline”), (ii) after such Registration Statement has been declared effective by the SEC, to prevent the suspension of sales of any of the Registrable Securities required to be covered by such Registration Statement (by reason of a stop order and/or because the Registration Statement contains misstatements or omissions due to the Company’s failure to update the Registration Statement or because of any other reason outside the control of the Investors) and (iii) to cause the Common Stock to be listed or included for quotation on the Nasdaq National Market (“NNM”), the Nasdaq SmallCap Market (“SmallCap”), the OTC Bulletin Board or successor entity (e.g., BBX Market) (“OTCBB”), the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”) at all times after the Registration Deadline hereunder.  In the event the Investors fail to provide, within five (5) business days following the Company’s request, information reasonably requested by the Company for inclusion in the Registration Statement or to provide their comments to the Registration Statement (or any amendment or supplement thereto), there shall be a day-for-day extension of any period within which the Company is required to act hereunder.

(d)           Registration Delays.  The expiration date of each of the Warrants issued to the Investors pursuant to Section 1(b) of the Securities Purchase Agreement shall be extended for one day for (i) each day after the Filing Date that a Registration Statement covering the resale of the Registrable Securities has not been filed with the SEC, and (ii) each day after the Registration Deadline that a Registration Statement covering the resale of the Registrable Securities has not been declared effective by the SEC.  In addition, the expiration date of each of the Warrants issued to the Investors pursuant to Section 1(c), Section 1(f) and Section 1(g) of the Securities Purchase Agreement shall be extended for sixty (60) days for (i) each thirty (30) day period (or portion thereof) after the Filing Date that a Registration Statement covering the resale of the Registrable Securities has not been filed with the SEC, (ii) each thirty (30) day period (or portion thereof) after the Registration Deadline that a Registration Statement covering the resale of the Registrable Securities has not been declared effective by the SEC, and (iii) each thirty (30) day period (or portion thereof) during which sales of Registrable Securities cannot be made pursuant to any such Registration Statement (by reason of a stop order and/or because the Registration Statement contains misstatements or omissions due to the Company’s failure to update the Registration Statement or because of any other reason outside the control of the Investors) after such Registration Statement has been declared effective by the SEC or the Common Stock is not listed or included for quotation on the NNM, SmallCap, OTCBB, the NYSE or the AMEX.

(e)           Intentionally omitted.

(f)            Rule 416.  The Company and the Investors each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions (collectively, the “Rule 416 Securities”).  In this regard, the Company agrees to take all steps necessary to ensure that all Rule 416 Securities are registered pursuant to Rule 416 under the Securities Act in the Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities.  If the Company determines that the Registration Statement(s) filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a “Rule 416 Notice”) setting forth the basis for the Company’s position and the authority therefor.

3.                                       OBLIGATIONS OF THE COMPANY.

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a)           The Company shall prepare and file with the SEC the Registration Statement required by Section 2(a) as soon as reasonably practicable (but in no event later than the Filing Date), and use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing but in no event later than the Registration Deadline), and keep such Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Investors, which shall be sought upon the reasonable request of the Company) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or any successor provision (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and (iii) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder.  The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.  Such financial statements will be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments).

(b)           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement or (ii) the expiration of the Registration Period.

(c)           The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration

Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of the Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d)           The Company shall use best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause the Company undue expense or burden, or (E) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

(e)           Intentionally omitted.

(f)            Subject to Section 4(f) hereof, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, use best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

(g)           The Company shall use best efforts (i) to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and (ii) to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such

Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

(h)           The Company shall permit a single firm of counsel designated by Medtronic, Inc. and a single firm of counsel designated by the rest of the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to its filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

(i)            The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement.

(j)            At the request of any Investor in the case of an underwritten public offering, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

(k)           Intentionally omitted.

(l)            The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(m)          The Company shall use best efforts to promptly cause all of the Registrable Securities covered by the Registration Statement to be listed on the NNM, the SmallCap, the OTCBB, the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities.

(n)           The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(o)           The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after the Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement), an opinion of such counsel in the form attached hereto as Exhibit 1.

(p)           At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

(q)           The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the SEC.)

(r)            From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities which are not Registrable Securities in the Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities other than as identified on Schedule 3(r) hereto.

4.             OBLIGATIONS OF THE INVESTORS.

In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a)           It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such

Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) trading days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company reasonably requires from each such Investor.

(b)           Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.  The Company shall not be required to include in any Registration Statement the Registrable Securities of any Investor who fails to cooperate with the Company as reasonably requested in connection with the preparation and filing of the Registration Statement.

(c)           Intentionally omitted.

(d)           Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e)           No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below, and (iv) complies with all applicable laws in connection therewith.  Notwithstanding anything in this Section 4(e) to the contrary, this Section 4(e) is not intended to limit an Investor’s rights under Sections 2(a) or 3(b) hereof.

(f)            In the event that in the reasonable judgment of the Company, it is advisable to suspend the use of a Prospectus included in the Registration Statement due to pending material developments or other events which have not yet been publicly disclosed and as to which the Company reasonably believes public disclosure would be detrimental to the Company, the Company shall notify each Investor to such effect, and, upon receipt of such notice, each Investor shall immediately discontinue any sales of Registerable Securities pursuant to the Registration Statement until the Investors receive copies of a supplemental or amended Prospectus or until such Investors are advised in writing by the Company that the then current Prospectus may be used and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  In the event that any such black-out occurs during the period which the Company is required to cause a Registration Statement to remain effective under Section 3 above, such a period shall be extended for the number of days equal to the duration of such black-out.  Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 4(f) to suspend sales of Registerable Securities for more than a total of 60 days in any 365-day period or for more than 15 consecutive days.

5.             EXPENSES OF REGISTRATION.  All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonably incurred fees and disbursements of one counsel selected by the Investors (not to exceed $5,000) but excluding any underwriting discounts and selling commissions, shall be borne by the Company.  The Company’s obligations pursuant to this Section 5 shall be in addition to the Company’s obligations pursuant to Section 4(f) of the Securities Purchase Agreement.  In addition, the Company shall pay the reasonable costs and expenses (including legal fees) of the Investors incurred in connection with the enforcement of the Investors’ rights under Section 2 and Section 3 of this Agreement.

6.             INDEMNIFICATION.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)           To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any, (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses  (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement under which Registrable Securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  The Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

(b)           In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each underwriter (if any) and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if such Investor timely notifies the Company of the untrue statement or omission of material fact contained in the preliminary prospectus.

(c)           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party.  The indemnifying party shall pay for only one separate legal counsel for the Indemnified Person or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the  Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investor if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.                                       CONTRIBUTION.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Person or Indemnified Party, as the case may be, on the other hand, with respect to the Violation giving rise to the applicable Claim; provided, however, that (i) no contribution shall be made under circumstances where the party would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.                                       REPORTS UNDER THE EXCHANGE ACT.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)           file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities

Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(b)           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities under Rule 144 without registration.

9.                                       ASSIGNMENT OF REGISTRATION RIGHTS.  The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of at least 10,000 shares of Registrable Securities or any assignee of the Securities Purchase Agreement if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, and (iii) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein.  In addition, and notwithstanding anything to the contrary contained in this Agreement, the Registrable Securities may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor’s margin or brokerage account, subject to compliance with all applicable laws, rules and regulations including all applicable securities laws.

10.                                 AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision; provided, however, that no consideration shall be paid to an Investor by the Company in connection with an amendment hereto unless each Investor similarly affected by such amendment receives a pro-rata amount of consideration from the Company.  Unless an Investor otherwise agrees, each amendment hereto must similarly affect each Investor.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.                                 MISCELLANEOUS.

(a)           A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)           Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Cambridge Heart, Inc.
1 Oak Park Drive
Bedford, Massachusetts  01730
Telephone:  (781) 271-1200
Facsimile:  (781) 276-7924
Attn:  President

with a copy simultaneously transmitted by like means to:

Hale and Dorr LLP
60 State Street
Boston, Massachusetts  02109
Telephone:  (617) 526-6000
Facsimile:  (617) 526-5000
Attn:  John A. Burgess, Esquire

and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b).

(c)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.  The Company and each Investor irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Investor irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding.  The parties further agree that service of process upon the other party, mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding.  Nothing herein shall affect the parties’ right to serve process in any other manner permitted by law.  Each party agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(e)           This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)            Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g)           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i)            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)            All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities held by all Investors.

(k)           The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be.  In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor.  Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors pro rata based on the number of shares of Registrable Securities then held by such Investors.

(l)            Each party to this Agreement has participated in the negotiation and drafting of this Agreement.  As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(m)          For purposes of this Agreement, the term “business day” means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term “trading day” means any day on which NNM or, if the Common Stock is not then traded on NNM, the principal securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE HEART, INC.

By:	/s/ David A. Chazanovitz
Name: David A. Chazanovitz
Title: President and Chief Executive Officer

PURCHASERS:

AFB FUND LLC

By:	/s/ Louis Blumberg
Name: Louis Blumberg
Title: Manager

BLUMBERG LIFE SCIENCES FUND LTD.

By:	/s/ Laurence Blumberg
Name: Lawrence Blumberg
Title: President

BLUMBERG LIFE SCIENCES FUND L.P.

By:	/s/ Laurence Blumberg
Name: Laurence Blumberg
Title: President

/s/ Eric Hecht
Eric Hecht

/s/ J. Leighton Read, M.D.
J. Leighton Read, M.D.

/s/ David C. Poole
David C. Poole

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

PURCHASERS:

/s/ Brian Trumbore
Brian Trumbore

T-WAVE INVESTORS, L.P.

By:	/s/ Mark Shapiro
Name: Mark Shapiro
Title: General Partner

LEAF OFFSHORE INVESTMENT FUND LTD

By:	/s/ Seymour L. Goldblatt
Name: Seymour L. Goldblatt
Title: President, S Squared Technology

PROMED PARTNERS, L.P.

By:	/s/ David B. Musket
Name: David B. Musket
Title: Managing Member

PROMED OFFSHORE FUND, LTD.

By:	/s/ David B. Musket
Name: David B. Musket
Title: Managing Member

/s/ David B. Musket
David B. Musket

[Signature page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

PURCHASERS:

/s/ Robert P. Khederian
Robert P. Khederian

MEDTRONIC, INC.

By:	/s/ Michael D. Ellwein
Name: Michael D. Ellwein
Title: Vice President and Chief Development Officer

THE TAIL WIND FUND LTD.

By:	TAIL WIND ADVISORY AND
MANAGEMENT LTD.,
as investment manager

	By:	/s/ David Crook
Name: David Crook
Title:

[Signature page to Registration Rights Agreement]